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                          United States

               Securities and Exchange Commission

                     Washington, D.C.  20549

                            FORM 8-K



                         CURRENT REPORT



                 Pursuant to Section 13 or 15(d)

             of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 1997


                          EQUIMED, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


        Delaware                 0-27456         25-1668112
---------------------------- -------------   ----------------
(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


2171 Sandy Drive
State College, Pennsylvania                       16803
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(Address of principal executive offices)        (Zip Code)


                         (814) 238-0375
      ----------------------------------------------------
      (Registrant's telephone number, including area code)

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ITEM 5: OTHER EVENTS


     On June 18, 1998, Anesthesia Solutions, Inc., a wholly owned subsidiary of the Registrant, filed a voluntary petition for reorganization in U.S. Bankruptcy Court, Harrisburg, Pennsylvania. The petition seeks relief under Chapter 11 of the U.S. Bankruptcy Code. The proceeding does not otherwise apply to EquiMed, Inc. or to any of its other assets.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              EQUIMED, INC.
                              (Registrant)

June 19, 1998

                               /s/ Daniel L. Beckett
                              -----------------------
                              Daniel L. Beckett,
                              Chief Financial Officer